POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 29, 2016 TO THE

SUMMARY PROSPECTUS DATED AUGUST 28, 2015 OF:

PowerShares Russell 2000 Pure Growth Portfolio

Effective immediately, Brian Picken is no longer a Portfolio Manager of the Fund. Accordingly, on page 3, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	August 2008

Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	February 2015

Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014”

Please Retain This Supplement for Future Reference.

P-PXSG-SUMPRO-1 SUP-1 022916